EXHIBIT 10.3

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) dated as of October 17, 2006 is made by and between PACIFIC ETHANOL, INC., a Delaware corporation (the “Company”), and EAGLE ENERGY, LLC, a South Dakota limited liability company (the “Seller”).

This Agreement is being entered into pursuant to the Membership Interests Purchase Agreement, dated as of the date hereof between the Company and the Seller (the “Purchase Agreement”).

The Company and the Seller hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. Unless otherwise defined in the Purchase Agreement, capitalized terms used in this Agreement are defined in Exhibit A.

2. Mandatory Registration. On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering all Registrable Securities for an offering pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as reasonably possible after the filing thereof and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of: (i) the date when all Registrable Securities covered by such Registration Statement have been sold; and (ii) the date on which all Registrable Securities may be sold during a period of 90 days without any restriction pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect (the “Effectiveness Period”).

3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) (i) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form) in accordance with the method or methods of distribution thereof as specified by the Holders, and use its commercially reasonable efforts to cause the Registration Statement to become effective as soon as possible and to remain effective as provided herein. The Company shall provide a copy of the Registration Statement, and any amendments or supplements thereto, to the Holder by facsimile, e-mail or other method of communication acceptable to the Holder, at least two Business Days prior to filing the same with the Commission and shall incorporate into the same any revisions or changes therein regarding the Holder as the Holder shall reasonably request. The Company shall promptly notify the Holders via facsimile of the effectiveness of the Registration Statement by the third Business Day after the Company receives notification of the effectiveness from the Commission.

(ii) If: (A) the Registration Statement is not filed on or prior to the Filing Date, (B) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed,” or is not subject to further review, (C) the Registration Statement filed is not declared effective by the Commission on or before the Effectiveness Date, (D) the Company fails to have the Registrable Securities listed on an Eligible Market at any time during the Effectiveness Period, (E) except as provided in subsection 3(n) below, after the Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than 10 Business Days, or (F) in the event the Holder has been notified in the circumstances and in accordance with subsection 3(n) below, after the Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for an aggregate of 45 days during any 12-month period (which need not be consecutive days) (any such failure or breach being referred to as an “Event,” and for purposes of clause (A), (C) or (D) the date on which such Event occurs, or for purposes of clause (B) or (E), the date on which such five Business Day period is exceeded, or for purposes of clause (F) the date on which such 45 day-period plus is exceeded being referred to as “Event Date”), then on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of (x) the sum of number of Registrable Securities held by the Holder plus the number of Warrant Shares issuable upon exercise of the Warrants as of the Event Date, multiplied by (y) the closing market price of the Company’s Common Stock on the Event Date; provided, however, that the total amount of payments pursuant to this Section 3(a)(ii) shall not exceed, when aggregated with all such payments paid to the Holder and all other Holders, $3,000,000. The foregoing liquidated damages shall be calculated as of each monthly anniversary of each such Event Date if the applicable Event shall not have been cured by such date. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 8% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

(b) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements necessary to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission, and in any event within 12 Business Days (except to the extent that the Company reasonably requires additional time to respond to accounting comments), with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement, as amended, or in such Prospectus, as supplemented.

(c) Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible: (i) of any comments of the Commission with respect to, or any request by the Commission or any other federal or state governmental authority for amendments or supplements to, the Registration Statement or Prospectus; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Use its reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of: (i) any order suspending the effectiveness of the Registration Statement; or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Promptly deliver to each Holder, without charge, to the extent requested by such Person, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (including those previously furnished or incorporated by reference) after the filing of such documents with the Commission.

(f) On the effective date of the Registration Statement and any post-effective amendment thereto, notify the Holder and promptly, but in any event within two Business Days, deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Person may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto, during periods in which such Prospectus and each amendment or supplement thereto are effective, by each Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(g) Prior to any public offering of Registrable Securities, use its reasonable efforts to register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement.

(i) Upon the occurrence of any event contemplated by Section 3(c), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j) During the Effectiveness Period, maintain the listing of such Registrable Securities on the Trading Market or another Eligible Market;

(k) If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder covenants and agrees that: (i) it will not sell any Registrable Securities pursuant to the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(f) and written notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(f); (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery and all other requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement; and (iii) it will furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information prior to the earlier of the time the Registration Statement is filed or a reasonable time after receiving such request.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(i), 3(c)(ii), 3(c)(iii), or 3(c)(iv), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(i), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(l) Not sell, offer for sale or solicit offers for sale or to buy, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Registrable Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Holders or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

(m) Not permit any of its security holders (other than the Holder in such capacity pursuant hereto) to include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

(n) Notwithstanding anything to the contrary in this Section 3, if at any time after the date the Registration Statement is declared effective the Company furnishes to the Holder a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such Registration Statement to remain effective for as long as such Registration Statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material non-public information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to suspend effectiveness of a Registration Statement for a period not to exceed 15 consecutive Business Days; provided, however, that the Company may not suspend its obligation under this Section 3(n) for more than 30 Business Days in the aggregate during any 12-month period; and provided, further, that no such postponement or suspension shall be permitted for consecutive 15 Business Day periods arising out of the same set of facts, circumstances or transactions.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation: (i) all registration and filing fees; (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement); (iii) messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company; (v) Securities Act liability insurance, if the Company so desires such insurance; and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Except as otherwise expressly provided in Section 5 below, any fees or expenses incurred by Holder or its legal counsel or Holder’s other advisors or consultants in connection with any review of the Registration Statement or with respect to any other matters related to this Agreement shall be borne solely by Holder.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses (collectively, “Losses”) (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Holder furnished in writing to the Company by the Holder expressly for use therein. The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by Holder. The Holder shall indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in information so furnished by the Holder in writing to the Company expressly for inclusion in the Registration Statement or such Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except to the extent that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, however, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 5(a) or Section 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount of the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties. Notwithstanding the foregoing, the obligations of the Holders herein shall be the several, and not joint, obligation of each Holder as to itself and not as to any other Holder.

6. Miscellaneous.

(a) Remedies. Except as provided in Section 3(a)(ii) with respect to the occurrence of an Event (for which only liquidated damages apply and which is the exclusive remedy upon the occurrence of an Event):

(i) In the event of a breach by the Company or by the Holder, of any of their obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

(ii) The Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(iii) The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each of the Holders.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., California time, on a Business Day; (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., California time, on any date and earlier than 11:59 p.m., California time, on such date; (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service; and (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:

If to the Company:

Pacific Ethanol, Inc.
5711 N. West Avenue
Fresno, California 93711
Attention: General Counsel
Telecopier: (559) 435-1478
Telephone: (559) 435-1771

If to the Holder:

Eagle Energy LLC
2113 Pebble Beach Lane
Brandon, South Dakota 57005
Attn. President
Facsimile:_______________
Phone:_________________

with a copy to:

Robert Hensley
Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, MN 55402
Facsimile: 612-340-7800
Phone: 612-340-2655

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of the Holder and its successors and permitted assigns. Holder may assign its rights hereunder in the manner and to the Persons as permitted under this Agreement and the Purchase Agreement. The Company may assign its rights and obligations hereunder in connection with a sale of all or substantially all of its assets or in connection with a merger, consolidation or other similar corporate transaction.

(f) Assignment of Registration Rights. The rights of the Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by the Holder to any Person to whom the Holder transfers all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (x) the name and address of such transferee or assignee, and (y) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement through a joinder agreement or another form of agreement reasonably acceptable to the Company; (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and the Warrants; and, upon the Company’s request, Holder and any proposed transferee shall provide the Company with such written representations, warranties, assurances and information requested by the Company so as to allow the Company to verify compliance with the Securities Act and qualification under such exemption in connection with such proposed transfer. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

(g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law thereof.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(k) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the date indicated above.

COMPANY:	PACIFIC ETHANOL, INC.

	By:	/s/ Neil M. Koehler
Neil M. Koehler, CEO

SELLER:	EAGLE ENERGY, LLC

	By:	/s/ David M. Fink
David M. Fink, President

Address:

2215 E. Redwood Blvd.
Street Address

Brandon, SD 57005
City, State and Zip Code

EXHIBIT A

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have meaning set forth in Section 3(k).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of California generally are authorized or required by law or other government actions to close.

“Closing Date” means the date of the closing under the Purchase Agreement.

“Closing Shares” means the shares of Common Stock issued to the Seller on the Closing Date pursuant to the Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, $.001 par value per share.

“Effectiveness Date” means the 120th calendar day following the date of the Purchase Agreement.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Eligible Market” means the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market.

“Event” shall have the meaning set forth in Section 3(a)(ii).

“Event Date” shall have the meaning set forth in Section 3(a)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the tenth Business Day following the Closing Date.

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“Holder” or “Holders” means the holder or holders, as the case may be, from time to time, whether direct or beneficially, of Registrable Securities pursuant to this Agreement, including, without limitation, Seller and any of its permitted transferees.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the final prospectus filed with respect to the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including one or more other final prospectuses filed with respect to post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means: (i) the Closing Shares; (ii) Warrant Shares; and (iii) any securities issued or issuable with respect to such Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization with respect to any of the securities referenced above.

“Registration Statement” means the registration statements contemplated by Section 2, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Trading Market” means the NASDAQ Global Market.

“Warrants” means the Warrant to Purchase Common Stock issued to the Seller (including any Warrants subsequently held by any Holder).

“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.

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